Exhibit 99.3

EXECUTION COPY

PURCHASE AGREEMENT

dated as of February 4, 2010

between

GSS Holdings (BGE Utility), Inc.,

as Purchaser,

and

RF HoldCo LLC,

as Seller

i

This PURCHASE AGREEMENT (this “Agreement”), dated as of February 4, 2010, is made by and between RF HOLDCO LLC, a Delaware limited liability company (the “Seller”) and GSS HOLDINGS (BGE UTILITY), INC., a Delaware corporation (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, in connection with the formation of the Seller, the Seller and Constellation Energy Group, Inc., as the Class A Member of the Seller (the “Class A Member), have entered into the Operating Agreement of RF HoldCo LLC dated as of January 15, 2010 (the “Interim Operating Agreement”);

WHEREAS, on the date hereof, the Purchaser, as the Class B Member of the Seller, will enter into the operating agreement of RF HoldCo LLC with the Seller and the Class A Member, which operating agreement amends and restates the Interim Operating Agreement in its entirety (as amended, supplemented or modified from time to time in accordance with its terms, the “Operating Agreement”);

WHEREAS, the Operating Agreement authorizes the issuance of a non-economic Class B membership interest of the Seller (the “Class B Membership Interest”), which membership interest shall have the rights and privileges as set forth in the Operating Agreement;

WHEREAS, the Class A Member desires to cause the Seller to issue the Class B Membership Interest to the Purchaser and to convey all of the rights, title and interests in the Class B Membership Interest, as set forth in the Operating Agreement and in accordance with the Delaware Limited Liability Company Act, to the Purchaser, on the terms and subject to the conditions provided herein;

WHEREAS, the Purchaser desires to purchase all such rights, title and interest in the Class B Membership Interest from the Seller, on the terms and subject to the conditions provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1            Definitions and Rules of Construction.  All references herein to “this Agreement” are to this Purchase Agreement, as it may be amended, supplemented or otherwise modified from time to time.  Definitions in this Agreement apply equally to both the singular and plural forms of the defined terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Operating Agreement.  The words “include” and “including” shall be deemed to be followed by the phrase “without limitation.” The terms “herein,” “hereof’ and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section, paragraph or subdivision.  The Section titles appear as a matter of convenience only and shall not affect the interpretation of this Agreement.  All section, paragraph, clause, exhibit or Schedule references not attributed to a particular document shall be references to such parts of this Agreement.  All references to any agreement shall include such agreement as it may be amended, supplemented or otherwise modified from time to time hereafter in accordance with its terms.

ARTICLE II

PURCHASE AND SALE

Section 2.1            Purchase and Sale of Conveyed Assets.

(a)   The Seller hereby irrevocably sells, assigns, transfers, conveys and delivers to the Purchaser, absolutely and not as collateral security, without recourse, and the Purchaser hereby acquires, accepts and receives all rights, titles and interest in and to the Class B Membership Interest (collectively, the “Conveyance”).

(b)   The Purchaser agrees to make a payment of $10.00 (the “Purchase Price”) on the date hereof (the “Effective Date”) to the Seller for the Class B Membership Interest in connection with the Conveyance.  In exchange for the payment by the Purchaser of the Purchase Price, the Class A Member shall cause the Seller to issue a certificate representing the Class B Membership Interest to the Purchaser in accordance with Section 2.3(a) of the Operating Agreement.

(c)   The Purchaser hereby agrees to hold the Class B Membership Interest and to exercise all rights, duties and obligations of a holder of the Class B Membership Interest in accordance with the Operating Agreement.  The Purchaser hereby acknowledges, and agrees to be bound by, the duties, restrictions and limitations relating to the Class B Membership Interest or a holder of the Class B Membership Interest in the Operating Agreement, including those set forth in Sections 2.8, 2.9, 6.1(b), 6.2(b), 7.1(c) and 9.3 of the Operating Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1            Representations and Warranties of the Seller.  The Seller hereby represents and warrants that as of the Effective Date:

(a)   Organization and Good Standing.  The Seller is a limited liability company, duly formed and organized, validly existing and in good standing under the laws of the State of Delaware and has power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and has the power, authority and legal right to issue and convey the Class B Membership Interest.

(b)   Due Authorization; Conflicts.  The execution, delivery and performance by the Seller of this Agreement are within the Seller’s power and authority, have been duly authorized and do not contravene the Operating Agreement.

(c)   Enforceability.  This Agreement is the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be subject to the effect of any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or general principles of equity (whether such enforcement is considered in a proceeding in equity or at law).

(d)   Class B Membership Interest.  The issuance of the Class B Membership Interest contemplated in this Agreement is the first issuance of a Class B Membership Interest by the Seller and no other Class B Membership Interests have been issued by the Seller or are outstanding.  Immediately after the Conveyance, the Purchaser will have full legal and equitable title to the Class B Membership Interest free and clear of any liens and shall have all of the rights of a holder of a Class B Membership Interest as contemplated in the Operating Agreement.

Section 3.2            Representations and Warranties of the Purchaser.  The Purchaser hereby represents and warrants that as of the Effective Date:

(a)   Organization and Good Standing.  The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to own its properties and conduct its business as presently owned or conducted and to execute, deliver and perform its obligations under this Agreement.

(b)   Due Authorization; Conflicts.  The execution, delivery and performance by the Purchaser of this Agreement are within the Purchaser’s power, have been duly authorized by all necessary action, and do not contravene the Purchaser’s certificate of incorporation or bylaws.

(c)   Enforceability.  This Agreement is the legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally or general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

ARTICLE IV

MISCELLANEOUS

Section 4.1            Waivers; Amendments.  No failure or delay on the part of the Purchaser or the Seller or any successor or permitted assignee thereof, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy.  The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law.  Any provision of this Agreement may be amended or waived only if such amendment or waiver is executed by the parties hereto in writing.

Section 4.2            Notices.  Except as otherwise provided herein, all notices, demands, and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including delivery by overnight mail and courier service, (b) five days after it shall have been mailed by United States mail, first class, certified or registered, with postage, prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

if to the Seller:

RF HoldCo LLC

100 Constellation Way, Suite 1700P

Baltimore, MD  21202

Attn:  Assistant Secretary

if to the Purchaser:

GSS Holdings (BGE Utility), Inc.

68 South Service Road, Suite 120

Melville, NY  11747

Attn:  Bernard J. Angelo

Section 4.3            Effectiveness; Assignability; Termination.  This Agreement shall become effective on the Effective Date and shall, from and after such date, be binding upon and inure to the benefit of the Seller and the Purchaser and their respective successors and assignees.  Neither the Seller nor the Purchaser may assign, transfer or delegate any of its respective duties hereunder without the prior written consent of the other party; provided that any assignment or transfer of the Class B Membership Interest must also be made in accordance with the Operating Agreement.  Except as set forth in this Section 4.3, no provision of this Agreement shall in any manner restrict the ability of the Purchaser (or any person claiming by or through the Purchaser as an assignee of the Purchaser) to assign, participate, grant security interests in or otherwise transfer any of the Purchaser’s rights or remedies hereunder.

Section 4.4            GOVERNING LAW; WAIVER OF JURY TRIAL

(a)           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)           THE PARTIES HERETO EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATING OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(c)           THE PARTIES HERETO EACH HEREBY IRREVOCABLY SUBMIT (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) TO THE NON-EXCLUSIVE JURISDICTION OF ANY DELAWARE STATE OR FEDERAL COURT SITTING IN THE CITY OF WILMINGTON, STATE OF DELAWARE, OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT

OR ANY DOCUMENTS RELATED HERETO OR CONTEMPLATED HEREIN AND THE PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH DELAWARE STATE OR FEDERAL COURT.  THE PARTIES HERETO EACH HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION EACH MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OR PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE.

Section 4.5            Execution in Counterparts; Severability.  This Agreement may be executed by the parties hereto in separate counterparts (including by means of facsimile or electronic transmission in portable document format (pdf)), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 4.6            Entire Agreement.  This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 4.7            Limitations on Liability.  None of the officers, employees, agents, shareholders, members, directors or managers, as applicable, of or in the Purchaser or the Seller, past, present or future, shall be under any liability to the Seller or the Purchaser, as applicable, any of their successors or assignees, or any other person for any action taken or for refraining from the taking of any action in such capacities or otherwise pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that this Agreement and the obligations created hereunder shall be, to the fullest extent permitted under applicable law, with respect to the Seller, solely the limited liability company obligations of the Seller, and with respect to the Purchaser, solely the corporate obligations of the Purchaser.

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IN WITNESS WHEREOF, the parties have caused this Purchase Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RF HOLDCO LLC,
as Seller

By:	Constellation Energy Group, Inc.
Its:	Class A Member

By:	/s/ Charles A. Berardesco
Name:	Charles A. Berardesco
Title:	Secretary

GSS HOLDINGS (BGE UTILITY), INC.,
as Purchaser

By:	/s/ John L. Fridlington
Name: John L. Fridlington